As filed with the Securities and Exchange Commission on October 27, 2009

Registration No. 333-150669

Registration No. 333-150669-01

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

South Dakota	46-0458824
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

625 Ninth Street

Rapid City, South Dakota 57701

(605) 721-1700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

BLACK HILLS POWER, INC.

(Exact name of registrant as specified in its charter)

South Dakota	46-0111677
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

625 Ninth Street

Rapid City, South Dakota 57701

(605) 721-1700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Steven J. Helmers, Esq.

Senior Vice President - General Counsel

625 Ninth Street

Rapid City, South Dakota 57701

(605) 721-2303

(Name, address, including zip code, and telephone number, including area code, of agent for service for each registrant)

WITH COPIES TO:

Robert J. Melgaard, Esq.

Mark D. Berman, Esq.

Conner & Winters, LLP

4000 One Williams Center

Tulsa, Oklahoma 74172

(918) 586-5711

(918) 586-8548 (Facsimile)

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the Registrants are a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one)

Black Hills Corporation:

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Black Hills Power, Inc.:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

EXPLANATORY NOTE

The sole purpose of this Post-Effective Amendment No. 2 on Form S-3 is to file exhibits to the Registration Statement, as shown in Item 16 of Part II below.

2

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

All amounts, which are payable by the Registrants, are estimates.

SEC registration fee	$ *
Legal fees and expenses	150,000
Accounting fees and expenses	110,000
Printing and shipping expenses	40,000
Trustee’s and transfer agent’s fees and expenses	10,000
Miscellaneous	5,000

Total	$315,000

* Deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933.

Item 15.  Indemnification of Directors and Officers.

Black Hills Corporation

Section 47-1A-851 of the South Dakota Codified Laws allows a corporation to indemnify any person who was, is, or is threatened to be made a defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, against judgments, settlements, penalties, fines and reasonable expenses (including attorneys’ fees) incurred by that person in connection with such action, suit or proceeding if that person acted in good faith and in a manner that person reasonably believed to be, in the case of conduct in an official capacity, in the best interests of the corporation, and in all other cases, at least not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. Unless ordered by a court, the corporation may not indemnify a director (a) in respect of a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct in Section 47-1A-851, or (b) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

Black Hills Corporation’s Bylaws provide that it shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including all appeals, by reason of the fact that such person is or was serving or has agreed to serve as a director or officer of Black Hills Corporation or at its request of another corporation or entity, who acted in good faith and in a manner which such person reasonably believed to be within the scope of such person’s authority and in, or not opposed to, Black Hills Corporation’s best interests, and, with respect to any criminal action or proceeding, the person had no reasonable cause to believe their conduct was unlawful, against liability incurred by such person in connection with the defense or settlement of such action or suit and any appeal therefrom. With respect to proceedings by or in Black Hills Corporation’s right to procure judgment in our favor, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Black Hills Corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.  In addition, Black Hills Corporation has entered into specific agreements with its directors and officers providing for indemnification of such persons under certain circumstances.

Black Hills Corporation’s Restated Articles of Incorporation also eliminate the personal liability of its directors for monetary damages for breach of their fiduciary duty as directors. This provision, however, does not eliminate a director’s liability (a) for any breach of the director’s duty of loyalty to Black Hills Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for unlawful distributions by directors in violation of the South Dakota Codified Laws, or (d) for any transaction for which the director derived an improper personal benefit.

Black Hills Corporation carries directors’ and officers’ liability insurance to insure its directors and officers against liability for certain errors and omissions and to defray costs of a suit or proceeding against an officer or director.

Any underwriting agreement entered into in connection with the sale of securities offered by this registration statement will provide for indemnification of Black Hills Corporation, its directors and its officers for some liabilities, including liabilities under the Securities Act of 1933, as amended.

Black Hills Power, Inc.

Section 47-1A-851 of the South Dakota Codified Laws allows a corporation to indemnify any person who was, is, or is threatened to be made a defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity, against judgments, settlements, penalties, fines and reasonable expenses (including attorneys’ fees) incurred by that person in connection with such action, suit or proceeding if that person acted in good faith and in a manner that person reasonably believed to be, in the case of conduct in an official capacity, in the best interests of the corporation, and in all other cases, at least not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. Unless ordered by a court, the corporation may not indemnify a director (a) in respect of a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct in Section 47-1A-851, or (b) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

Black Hills Power Inc.’s Bylaws provide that it shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, including all appeals, by reason of the fact that such person is or was serving or has agreed to serve as a director or officer of Black Hills Power, Inc. or at its request of another corporation or entity, who acted in good faith and in a manner which such person reasonably believed to be within the scope of such person’s authority and in, or not opposed to, Black Hills Power Inc.’s best interests, and, with respect to any criminal action or proceeding, the person had no reasonable cause to believe their conduct was unlawful, against liability incurred by such person in connection with the defense or settlement of such action or suit and any appeal therefrom. With respect to proceedings by or in Black Hills Power Inc.’s right to procure judgment in our favor, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Black Hills Power, Inc. unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.  In addition, Black Hills Corporation, the parent of Black Hills Power, Inc., has entered into specific agreements with Black Hills Power, Inc.’s directors and officers providing for indemnification of such persons under certain circumstances.

Black Hills Power, Inc.’s Restated Articles of Incorporation also eliminate the personal liability of its directors for monetary damages for breach of their fiduciary duty as directors. This provision, however, does not eliminate a director’s liability (a) for any breach of the director’s duty of loyalty to Black Hills Power, Inc. or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for unlawful distributions by directors in violation of the South Dakota Codified Laws, or (d) for any transaction from which the director derived an improper personal benefit.

Black Hills Corporation, the parent of Black Hills Power, Inc., carries directors’ and officers’ liability insurance to insure its directors and officers and its subsidiaries’ directors and officers against liability for certain errors and omissions and to defray costs of a suit or proceeding against an officer or director.

Any underwriting agreement entered into in connection with the sale of securities offered by this registration statement will provide for indemnification of Black Hills Power, Inc., its directors and its officers for some liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 16.  Exhibits.

The following is a list of all exhibits filed as a part of this Registration Statement on Form S-3, including those incorporated by reference herein.

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

1.2

Underwriting Agreement dated October 22, 2009, among Black Hills Power, Inc. and RBC Capital Markets Corporation, RBS Securities Inc. and Scotia Capital (USA) Inc., acting for themselves and as representatives of the several underwriters.

4.1	Restated Articles of Incorporation of Black Hills Corporation (filed as an exhibit to its Annual Report on Form 10-K filed on March 16, 2005, and incorporated by reference herein).

4.2	Amended and Restated Bylaws of Black Hills Corporation dated January 30, 2009 (filed as an exhibit to its Current Report on Form 8-K filed on February 3, 2009, and incorporated by reference herein).

4.3

Indenture dated as of May 21, 2003, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4.1 to the Black Hills Corporation’s Quarterly Report on Form 10-Q filed on August 13, 2003, and incorporated by reference herein).

4.4

First Supplemental Indenture dated as of May 21, 2003, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4.2 to Black Hills Corporation’s Quarterly Report on Form 10-Q filed on August 13, 2003, and incorporated by reference herein).

4.5

Second Supplemental Indenture dated as of May 14, 2009, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4 to Black Hills Corporation’s Current Report on Form 8-K filed on May 14, 2009, and incorporated by reference herein).

4.6	Form of Black Hills Corporation Senior Debt Security (included in Exhibit 4.3).

4.7

Form of Black Hills Corporation Indenture (Subordinated Debt Securities) (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.8	Form of Black Hills Corporation Subordinated Debt Security (included in Exhibit 4.7).

4.9

Form of Black Hills Corporation Stock Certificate for Common Stock, Par Value $1.00 Per Share (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.10*	Form of Black Hills Corporation Deposit Agreement.

4.11*	Form of Black Hills Corporation Depositary Receipt (included in Exhibit 4.10).

4.12	Form of Black Hills Corporation Warrant Agreement (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.13	Form of Black Hills Corporation Warrant Certificate (included in Exhibit 4.12).

4.14	Form of Black Hills Corporation Purchase Contract (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.15	Form of Black Hills Corporation Purchase Contract Certificate (included in Exhibit 4.14).

4.16	Restated Articles of Incorporation of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.17	Articles of Amendment to the Articles of Incorporation of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.18	Bylaws of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.19

Restated and Amended Indenture of Mortgage and Deed of Trust of Black Hills Corporation (now called Black Hills Power, Inc.) dated as of September 1, 1999 (previously filed as an exhibit to this Registration Statement).

4.20

First Supplemental Indenture, dated as of August 13, 2002, between Black Hills Power, Inc. and The Bank of New York Mellon (as successor to JPMorgan Chase Bank), as Trustee (previously filed as an exhibit to this Registration Statement).

4.21	Second Supplemental Indenture, dated as of October 27, 2009, between Black Hills Power, Inc. and The Bank of New York Mellon, as Trustee.

5.1	Opinion of Steven J. Helmers regarding the legality of the Black Hills Corporation securities (filed as an exhibit to its Registration Statement on Form

S-3 (No. 333-150669), and incorporated by reference herein).

5.2

Opinion of Conner & Winters, LLP regarding the legality of the Black Hills Corporation securities (filed as an exhibit to its Registration Statement on Form S-3 (No. 333-150669), and incorporated by reference herein).

5.3	Opinion of Steven J. Helmers regarding the validity of the Black Hills Power, Inc. First Mortgage Bonds (previously filed as an exhibit to this Registration Statement).

5.4	Opinion of Steven J. Helmers regarding the validity of the Black Hills Power, Inc. First Mortgage Bonds.

8*	Opinion of Conner & Winters, LLP regarding certain federal tax matters.

10.1	Restated and Amended Coal Supply Agreement for Neil Simpson II dated February 12, 1993 (previously filed as an exhibit to this Registration Statement).

10.2	Second Restated and Amended Power Sales Agreement dated September 29, 1997, between PacifiCorp and Black Hills Power, Inc. (previously filed as an exhibit to this Registration Statement).

10.3	Reserve Capacity Integration Agreement dated May 5, 1987, between Pacific Power & Light Company and Black Hills Power, Inc. (previously filed as an exhibit to this Registration Statement).

12.1

Statements Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends for Black Hills Corporation (previously filed as an exhibit to this Registration Statement).

12.2	Statements Regarding Computation of Ratio of Earnings to Fixed Charges for Black Hills Power, Inc (previously filed as an exhibit to this Registration Statement).

23.1	Consent of Deloitte & Touche LLP (relating to Black Hills Corporation financial statements) (previously filed as an exhibit to this Registration Statement).

23.2	Consent of Deloitte & Touche LLP (relating to Black Hills Power, Inc. financial statements) (previously filed as an exhibit to this Registration Statement).

23.3	Consent of Steven J. Helmers relating to Black Hills Corporation securities (included in Exhibit 5.1).

23.4	Consent of Conner & Winters, LLP relating to Black Hills Corporation securities (included in Exhibit 5.2).

23.5*	Consent of Conner & Winters, LLP (included in Exhibit 8).

23.6	Consent of Cawley, Gillespie & Associates, Inc. (previously filed as an exhibit to this Registration Statement).

23.7	Consent of Ralph E. Davis Associates, Inc. (previously filed as an exhibit to this Registration Statement).

23.8	Consent of Steven J. Helmers relating to Black Hills Power, Inc. First Mortgage

Bonds (included in Exhibit 5.3).

23.9	Consent of Steven J. Helmers relating to Black Hills Power, Inc. First Mortgage Bonds (included in Exhibit 5.4).

23.10	Consent of KPMG LLP (previously filed as an exhibit to this Registration Statement).

24.1	Power of Attorney relating to Black Hills Corporation signatories (filed as an exhibit to its Registration Statement on Form S-3 (No. 333-150669), and incorporated by reference herein).

24.2	Power of Attorney relating to the Black Hills Power, Inc. signatories (previously filed as an exhibit to this Registration Statement).

25.1

Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association (Black Hills Corporation Senior Debt Securities) (filed by Black Hills Corporation under electronic form type “305b2” on May 14, 2009, and incorporated by reference herein).

25.2*	Statement of Eligibility on Form T-1 of Trustee (Black Hills Corporation Subordinated Debt Securities).

25.3	Statement of Eligibility on Form T-1 of Trustee (Black Hills Power, Inc. First Mortgage Bonds) (previously filed as an exhibit to this Registration Statement).

*

To be filed by amendment, as an exhibit to a Current Report on Form 8-K in connection with a specific offering, or with respect to a Statement of Eligibility on Form T-1 of Trustee, as a filing with the SEC under electronic form type “305b2”.

Item 17.  Undertakings.

(a)                                  Each of the undersigned Registrants hereby undertakes:

(1)                                  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                                     To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)                                  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)                               To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities

Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)                                  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)                                  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)                                  That, for purposes of determining liability under the Securities Act of 1933 to any purchaser:

(A)                              Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)                                Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)                                  That, for purposes of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)                                     Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)                                  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)                               The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)                              Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b)                                 Each of the undersigned Registrants hereby undertakes, that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h)                                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each of the Registrants pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(j)                                     Each of the undersigned Registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Black Hills Corporation

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rapid City, State of South Dakota on October 26, 2009.

BLACK HILLS CORPORATION

By:	/s/ David R. Emery
David R. Emery
Chairman of the Board, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David R. Emery	Director, Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)	October 26, 2009
David R. Emery

/s/ Anthony S. Cleberg	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	October 26, 2009
Anthony S. Cleberg

/s/ David C. Ebertz*
David C. Ebertz	Director	October 26, 2009

/s/ Jack W. Eugster*	Director	October 26, 2009
Jack W. Eugster

/s/ John R. Howard*	Director	October 26, 2009
John R. Howard

/s/ Kay S. Jorgensen*	Director	October 26, 2009
Kay S. Jorgensen

/s/ Stephen D. Newlin*	Director	October 26, 2009
Stephen D. Newlin

/s/ Gary L. Pechota*	Director	October 26, 2009
Gary L. Pechota

/s/ Warren L. Robinson*	Director	October 26, 2009
Warren L. Robinson

/s/ John B. Vering*	Director	October 26, 2009
John B. Vering

/s/ Thomas J. Zeller*	Director	October 26, 2009
Thomas J. Zeller

* By:	/s/ David R. Emery
David R. Emery, Attorney-in-Fact

SIGNATURES

Black Hills Power, Inc.

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rapid City, State of South Dakota on October 26, 2009.

BLACK HILLS POWER, INC.

By:	/s/ David R. Emery
David R. Emery
Chairman of the Board,
and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David R. Emery	Director, Chairman of the Board of Directors, and Chief Executive Officer (Principal Executive Officer)	October 26, 2009
David R. Emery

/s/ Anthony S. Cleberg*	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	October 26, 2009
Anthony S. Cleberg

/s/ David C. Ebertz*
David C. Ebertz	Director	October 26, 2009

/s/ Jack W. Eugster*	Director	October 26, 2009
Jack W. Eugster

/s/ John R. Howard*	Director	October 26, 2009
John R. Howard

/s/ Kay S. Jorgensen*	Director	October 26, 2009
Kay S. Jorgensen

/s/ Stephen D. Newlin*	Director	October 26, 2009
Stephen D. Newlin

/s/ Gary L. Pechota*	Director	October 26, 2009
Gary L. Pechota

/s/ Warren L. Robinson*	Director	October 26, 2009
Warren L. Robinson

/s/ John B. Vering*	Director	October 26, 2009
John B. Vering

/s/ Thomas J. Zeller*	Director	October 26, 2009
Thomas J. Zeller

* By:	/s/ David R. Emery
David R. Emery, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

1.2

Underwriting Agreement dated October 22, 2009, among Black Hills Power, Inc. and RBC Capital Markets Corporation, RBS Securities Inc. and Scotia Capital (USA) Inc., acting for themselves and as representatives of the several underwriters.

4.1	Restated Articles of Incorporation of Black Hills Corporation (filed as an exhibit to its Annual Report on Form 10-K filed on March 16, 2005, and incorporated by reference herein).

4.2	Amended and Restated Bylaws of Black Hills Corporation dated January 30, 2009 (filed as an exhibit to its Current Report on Form 8-K filed on February 3, 2009, and incorporated by reference herein).

4.3

Indenture dated as of May 21, 2003, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4.1 to the Black Hills Corporation’s Quarterly Report on Form 10-Q filed on August 13, 2003, and incorporated by reference herein).

4.4

First Supplemental Indenture dated as of May 21, 2003, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4.2 to Black Hills Corporation’s Quarterly Report on Form 10-Q filed on August 13, 2003, and incorporated by reference herein).

4.5

Second Supplemental Indenture dated as of May 14, 2009, between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as Trustee (filed as Exhibit 4 to Black Hills Corporation’s Current Report on Form 8-K filed on May 14, 2009, and incorporated by reference herein).

4.6	Form of Black Hills Corporation Senior Debt Security (included in Exhibit 4.3).

4.7

Form of Black Hills Corporation Indenture (Subordinated Debt Securities) (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.8	Form of Black Hills Corporation Subordinated Debt Security (included in Exhibit 4.7).

4.9

Form of Black Hills Corporation Stock Certificate for Common Stock, Par Value $1.00 Per Share (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.10*	Form of Black Hills Corporation Deposit Agreement.

4.11*	Form of Black Hills Corporation Depositary Receipt (included in Exhibit 4.10).

4.12	Form of Black Hills Corporation Warrant Agreement (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.13	Form of Black Hills Corporation Warrant Certificate (included in Exhibit 4.12).

4.14	Form of Black Hills Corporation Purchase Contract (filed as an exhibit to Black Hills Corporation’s Registration Statement on Form S-3 (No. 333-101541), and incorporated by reference herein).

4.15	Form of Black Hills Corporation Purchase Contract Certificate (included in Exhibit 4.14).

4.16	Restated Articles of Incorporation of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.17	Articles of Amendment to the Articles of Incorporation of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.18	Bylaws of Black Hills Corporation (now called Black Hills Power, Inc.) (previously filed as an exhibit to this Registration Statement).

4.19

Restated and Amended Indenture of Mortgage and Deed of Trust of Black Hills Corporation (now called Black Hills Power, Inc.) dated as of September 1, 1999 (previously filed as an exhibit to this Registration Statement).

4.20

First Supplemental Indenture, dated as of August 13, 2002, between Black Hills Power, Inc. and The Bank of New York Mellon (as successor to JPMorgan Chase Bank), as Trustee (previously filed as an exhibit to this Registration Statement).

4.21	Second Supplemental Indenture, dated as of October 27, 2009, between Black Hills Power, Inc. and The Bank of New York Mellon, as Trustee.

5.1

Opinion of Steven J. Helmers regarding the legality of the Black Hills Corporation securities (filed as an exhibit to its Registration Statement on Form S-3 (No. 333-150669), and incorporated by reference herein).

5.2

Opinion of Conner & Winters, LLP regarding the legality of the Black Hills Corporation securities (filed as an exhibit to its Registration Statement on Form S-3 (No. 333-150669), and incorporated by reference herein).

5.3	Opinion of Steven J. Helmers regarding the validity of the Black Hills Power, Inc. First Mortgage Bonds (previously filed as an exhibit to this Registration Statement).

5.4	Opinion of Steven J. Helmers regarding the validity of the Black Hills Power, Inc. First Mortgage Bonds.

8*	Opinion of Conner & Winters, LLP regarding certain federal tax matters.

10.1	Restated and Amended Coal Supply Agreement for Neil Simpson II dated February 12, 1993 (previously filed as an exhibit to this Registration Statement).

10.2	Second Restated and Amended Power Sales Agreement dated September 29, 1997, between PacifiCorp and Black Hills Power, Inc. (previously filed as an exhibit to this Registration Statement).

10.3	Reserve Capacity Integration Agreement dated May 5, 1987, between Pacific Power & Light Company and Black Hills Power, Inc. (previously filed as an exhibit to this Registration Statement).

12.1

Statements Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividends for Black Hills Corporation (previously filed as an exhibit to this Registration Statement).

12.2	Statements Regarding Computation of Ratio of Earnings to Fixed Charges for Black Hills Power, Inc (previously filed as an exhibit to this Registration Statement).

23.1	Consent of Deloitte & Touche LLP (relating to Black Hills Corporation financial statements) (previously filed as an exhibit to this Registration Statement).

23.2	Consent of Deloitte & Touche LLP (relating to Black Hills Power, Inc. financial statements) (previously filed as an exhibit to this Registration Statement).

23.3	Consent of Steven J. Helmers relating to Black Hills Corporation securities (included in Exhibit 5.1).

23.4	Consent of Conner & Winters, LLP relating to Black Hills Corporation securities (included in Exhibit 5.2).

23.5*	Consent of Conner & Winters, LLP (included in Exhibit 8).

23.6	Consent of Cawley, Gillespie & Associates, Inc. (previously filed as an exhibit to this Registration Statement).

23.7	Consent of Ralph E. Davis Associates, Inc. (previously filed as an exhibit to this Registration Statement).

23.8	Consent of Steven J. Helmers relating to Black Hills Power, Inc. First Mortgage Bonds (included in Exhibit 5.3).

23.9	Consent of Steven J. Helmers relating to Black Hills Power, Inc. First Mortgage Bonds (included in Exhibit 5.4).

23.10	Consent of KPMG LLP (previously filed as an exhibit to this Registration Statement).

24.1	Power of Attorney relating to Black Hills Corporation signatories (filed as an exhibit to its Registration Statement on Form S-3 (No. 333-150669), and incorporated by reference herein).

24.2	Power of Attorney relating to the Black Hills Power, Inc. signatories (previously filed as an exhibit to this Registration Statement).

25.1

Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association (Black Hills Corporation Senior Debt Securities) (filed by Black Hills Corporation under electronic form type “305b2” on May 14, 2009, and incorporated by reference herein).

25.2*	Statement of Eligibility on Form T-1 of Trustee (Black Hills Corporation Subordinated Debt Securities).

25.3	Statement of Eligibility on Form T-1 of Trustee (Black Hills Power, Inc. First Mortgage Bonds) (previously filed as an exhibit to this Registration Statement).

*

To be filed by amendment, as an exhibit to a Current Report on Form 8-K in connection with a specific offering, or with respect to a Statement of Eligibility on Form T-1 of Trustee, as a filing with the SEC under electronic form type “305b2”.